February 25, 2014 Exhibit 99.1 Creating sustainable food, feed and fuel ingredients for a growing population J.P. Morgan Global High Yield & Leverage Finance Conference 1

1. Company Profile 4 2. New Business Segments 12 3. Growth Strategy 23 4. Financial Review 32 2 Table of Contents

Creating sustainable food, feed and fuel ingredients for a growing population

Safe Harbor Statement
This presentation contains forward-looking statements regarding the business operations and prospects of Darling International and industry factors affecting it. These statements are identified by words such as
“may,” “will,”  “begin,” “look forward,” “expect,” “believe,” “intend,” “anticipate,” “should,” “potential,”
“estimate,” “continue,” “momentum” and other words referring to events that may occur in the future.
These statements reflect Darling International's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including the
Company’s ability to successfully integrate and operate Rothsay and Darling Ingredients International, disturbances in world financial, credit, commodities, stock markets and climatic conditions; unanticipated changes in national and international regulations affecting the Company’s products; a decline in consumer confidence and discretionary spending; the general performance of the U.S. and global economies; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; risks associated with the renewable diesel plant in Norco, Louisiana owned and operated by a joint venture between Darling International and Valero
Energy Corporation, including possible unanticipated operating disruptions and marketing challenges;
risks relating to possible third party claims of intellectual property infringement; economic disruptions resulting from the European debt crisis; continued or escalated conflict in the Middle East; and the
Company’s relatively high level of indebtedness, each of which could cause actual results to differ materially from those indicated  in the forward-looking statements. Other risks and uncertainties regarding Darling International, its business and the industry in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission.  Darling International
is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-
looking statements whether as a result of new information, future events or otherwise.

4 Company Profile From Then to Now Company Profile Business Segments Growth Strategy Financial Review

From...
The oldest, largest and most
innovative recycling solutions
company serving the nation’s food
industry...
•
120 operating facilities across U.S.
•
Approx. 4,000 employees
•
Over $1.7 billion in revenues
Company Profile Business Segments Growth Strategy Financial Review
January 2013

To...
A global growth platform for the
development and production of
sustainable natural ingredients
from edible and inedible bio-nutrients,
creating a wide range of products and
customized specialty solutions
Food Feed Fuel
Company Profile Business Segments Growth Strategy Financial Review
•
Over 200 operation facilities on 5 continents
•
Approx. 10,000 employees
•
Over $4 billion in revenues
January 2014

•
Strong, market leading position to add value to animal by-products worldwide
•
Global platform in the key growth areas for expansion into other activities
•
Broadest product portfolio with unique focus on R&D/product development
•
Significant cash generation
• INTELLECTUAL AND FINANCIAL PROWESS TO CREATE EXPANDING POSITION
SUPPORTING THE ANIMAL BY-PRODUCT/BAKERY/RESTAURANT
INDUSTRIES
Our
Our
Strengths
Strengths
Today:
Today:
TRS
TRS

RAW MATERIAL SOURCING EXPANSION- Wastewater value add;
Access to DAF/SPN from food processing plants diversifies commodity exposure
COMMODITY BUSINESS
Mixed meat renderer with good used cooking oil business (particularly east/west coasts)
Pre 2004
Pre 2004
VALUE ADD & REDUCTION OF COMMODITY EXPOSURE (countercyclical)
Higher value use for fats produced by Darling, should be countercyclical to fat prices
DGD
DGD
GEOGRAPHIC EXPANSION OF U.S. FOOTPRINT INTO CANADA
Increase of both rendering and biodiesel
Rothsay
Rothsay
GREW EXISTING BUSINESS ADDING PRODUCT DIVERSIFICATION;
INITIAL MOVE TO VALUE ADD AND REDUCTION OF COMMODITY EXPOSURE
Intro to frozen parts; diversified into poultry offal; incorporated value add concept for proteins; added significant bakery by-product business; developing hexane extraction
NBP & Griffin NBP & Griffin
2006    2010 2006    2010
GLOBAL PRESENCE/PRODUCT LINE EXPANSION INTO FOOD INGREDIENTS
Provides access to raw material sourcing in Europe/Australia/Brazil/China
(Brazil and China areas where animal slaughter will increase);
Product segment diversification:  Blood/Gelatin/Casings/Specialty Products;
High added value proposition
VION
VION
Ingredients
Ingredients
2014 2014
Company Profile Business Segments Growth Strategy Financial Review
The Evolution of Darling International

Company Profile ▲ Business Segments ▲ Growth Strategy ▲ Financial Review

Creating sustainable food, feed and fuel ingredients for a growing population
• Gelatin
•
Casings
• Functional Proteins
• Food Grade Fats
• Heparin
•
Proteins     •
Fats
• Bone China Bodies
•
Bakery Feeds     •
Glue
• Organic Fertilizers
•
Plasmas     •
Hides
• Biofuels
• Green Gas
• Green Electricity
Global footprint: 5 continents
Production facilities:
Over 200
Founded: 1882
Listed: 1994
Publicly traded:
NYSE: DAR
Principal segments: Three
Products: 400+
Industries served: Food, pet food,
restaurant, feed,
pharmaceutical,
fuel, fertilizer
LTM Sept.’13 pro forma revenue:
Over $4.0 billion
Employees:
Approx. 10,000
Headquarters: Irving, Texas, USA

Food
Feed
Fuel
A World Leader in Bio-Nutrient Transformation
Improvement by Nature

DARLING INTERNATIONAL

Darling International Rendering Facilities:
Darling International Bakery Facilities
Biofuel Production Facilities (No. America)
Rothsay Facilities (Canada)
Terra Renewal Industrial Residual Operations
Ecoson/Rendac/Sonac/Rousselot/CTH/Besthides Facilities

sonac
hepac
Bakery Feeds
besthides
cth
Rousselot
ROTHSAY
DAR PRO SOLUTIONS
A Darling/Griffin Brand
TERRA renewal
Nature Safe
Natural & Organic Fertilizers
ecoson
Rendac
ROTHSAY BIODIESEL
DIAMOND GREEN DIESEL
Bio G 3000
Premium Biodiesel Fuel

Over 200 operations on 5 continents
Over 400 products sold worldwide

Company Profile Business Segments Growth Strategy Financial Review
A World Leader in Bio-Nutrient Transformation
Improvement by Nature

Total:
$1,720 million
$2,185
$236
$4,141
(In $millions USD)
VION Ingred.[2]
Rothsay
Total Proforma Revenue
$1,720
Darling[1]
Pro forma Total:
$4,141 million

Pro forma LTM Sept. 2013 Revenue LTM Sept. 2013 Revenue USA
Feed
63%
Fuel
8%
Bakery
17%
Rendering
83%
Europe
41%
USA
42%
Canada 6%
So. Amer. 4%
China 6%
Other Asia
2%

Food
29%
Shown with new
acquisitions by our
new business segments
Does not include
pro forma DGD
revenue
Year of Tremendous Growth
Uniquely Diversified
Company Profile Business Segments Growth Strategy Financial Review
1
Includes Terra Renewal Services (“TRS”) results from August 26, 2013 through September 28, 2013.
Does not include Darling’s share of Adjusted EBITDA of (or any potential cash distributions from) DGD
2
Q4 2012 Revenue and Adjusted EBITDA translated at period average exchange rate of 1.2837.
  Q1-Q3 2013 Revenue and Adjusted EBITDA translated at period average exchange rate of 1.315.
As shown
by
country

Continues to explore growth
and value creation opportunities
•
Entrepreneurship
•
Transparency
•
Integrity

Creating sustainable food, feed and fuel ingredients for a growing population
Highly Experienced and International Executive Team
Colin T. Stevenson
EVP – Global Finance
& Admin.
Darling International
John F. Sterling
EVP – General
Counsel
Darling International
Dirk Kloosterboer
Chief Operating
Officer
Darling International
Marty W. Griffin
EVP – Chief Oper-
ating Officer, N.A.
Darling International
John Bullock
EVP – Chief  Strategy
Officer
Darling International
Randall C. Stuewe
Chairman & CEO
Darling International
Company Profile Business Segments Growth Strategy Financial Review

12 Our New Business Segments Company Profile Business Segments Growth Strategy Financial Review Food, Feed & Fuel

Creating sustainable food, feed and fuel ingredients for a growing population
Renewable
Butane
Renewable
Propane
Renewable
Diesel
Green Electricity
and Gas
Biodiesel

Food Grade Fats Heparin
Peptan®
Gelatin
(Pharma)
Natural
Casings
Gelatin
(Food)
Bone China
Plasma
Leather
Organic
Fertilizer
Proteins
Fats
Cookie Meal®
Pet Food MucoPro® Naphtha
General products
Specialty
products
Fuel
Food
Food Pharma
Fuel
products
Generated thru
DGD production
Company Profile Business Segments Growth Strategy Financial Review
Provides broad stabilized market exposure worldwide
Unique Diversified Portfolio
Feed

Company Profile ▲ Business Segments ▲ Growth Strategy ▲ Financial Review

Creating sustainable food, feed and fuel ingredients for a growing population

Research and development are at our Company’s strategic core to achieve product leadership by creating the highest value-add for its raw material and end products strong relationships with our customers by co-development of specific products for their end markets
Efforts focus on product development as well as continuous improvement of existing products
• BP-95 is developed by Darling Ingredients International’s
R&D team and combines expertise from Sonac and
Rousselot activities
• BP-95 is an innovative collagen protein which adds
functionality (binding water/ fat) in meat products
like hot dogs, salami, cooked hams
and luncheon meat
• Main growth areas are the
emerging markets
• Strengthens our portfolio of
functional proteins for the consumer
protein industry
BP-95
Innovative high functional collagen
protein developed for the consumer
protein industry
• DAF/SPN are solid residuals
with nutritional value
that are left in the
wastewater stream
of animal processing and
industrial facilities
• Process creates value add
products from these
recovered fats and protein
• Water is restored at
water treatment plants
Hexane Extraction
Fat: ~10-15%
Protein: ~10-15%
Recovering protein and fat residuals
from solids in wastewater for feed
and fuel use
Research and Development
Water ~75%

Ingredients for living.
Darling’s food ingredients are sold to a worldwide market that includes the pharmaceutical, food and cosmetic industries. Rousselot is the world’s leading supplier of gelatin and collagen peptides to the food and pharmaceutical industries. Peptan® collagen peptides have proven their health benefits in nutraceutical and nutricosmetic applications worldwide.
CTH is a turnkey supplier of natural sausage casings on a global scale.
Hepac delivers heparin to a global pharmaceutical market serving a growing population. SONAC Fats holds a leading position in Europe in the production of food grade fats and proteins.

Global Market
For Food Ingredients
Gelatin
Food
Grade Fats
Casings
Heparin
Our Food Ingredients
Creating sustainable food, feed and fuel ingredients for a growing population

Meat Processors

Rousselot

sonac

cth

hepac

DARLING INTERNATIONAL

• Food grade fats
• Schmalz
• Natural casings (hanks)
• Specialty meats
• Heparin
Products Activities Raw Material Source
• Fat
• Bowel packages
• Runners
• Mucosa
Creating sustainable food, feed and fuel ingredients for a growing population

•
Pig skin   •
Fish skin
• Bovine hides/bones
• Porcine bone
• Gelatin
• Hydrolysates
• Collagen peptides
Company Profile Business Segments Growth Strategy Financial Review
Adding Value in the Food Segment

Company Profile ▲ **Business Segments** ▲ Growth Strategy ▲ Financial Review

Nutrients for growth.
Our feed ingredients compose the largest segment of our business, with sales to feed and pet food manufacturers worldwide or used to produce our own fertilizers.  The Company’s DAR PRO Solutions, Rothsay and
Sonac brands collect and transform meat and animal by-products into protein meals, fats, minerals and tallows that are value-added nutritional ingredients for the animal feed and pet food industries as well as bone and blood specialty products.
Bakery Feeds collects residuals from commercial bakery and snack producers, repurposing these materials into Cookie Meal®, a premium, high-energy animal feed ingredient.
Nature Safe manufactures a premium organic fertilizer made from our protein meals; Terra Renewal reclaims the nutritional elements from industrial wastewaters and sludge for agricultural land application.
Key Markets for
Feed Ingredients

Creating sustainable food, feed and fuel ingredients for a growing population
Our Food Ingredients

Farmers/Meat Processors	ROTHSAY Nature Safe – Natural & Organic Fertilizers DAR PRO SOLUTIONS – A Darling/Griffin Brand sonac besthides
Restaurants/ Grocers	DAR PRO SOLUTIONS – A Darling/Griffin Brand ROTHSAY
Industrial Facilities	TERRA renewal
Commercial Bakeries	Bakery Feeds®

• Wastewater
• Sludge material
• Used cooking oil
• Meat processing
or butchery
by-products
• Expired grocery meats
Products Activities Raw Material Source
•
Bones  •
Fat
•
Blood   •
Hair
• Mucosa  • Hides
• Soft byproducts
• Deadstock
• Residuals from
production of cereals,
breads, crackers,
cookies, etc.
• Packaging materials
• Used cooking oil
• Yellow Grease
• Fats and tallow
• Protein meals
• Pet food
• Fats, protein meals, tallow
•
Fertilizer    •
Prepared hides
• Bone ash, glue, chips
• Pet food
• Plasma
• Land applied organic fertilizer
• Residuals for our extraction
facility
• Cookie Meal®, a high-energy
ingredient for animal feed

Company Profile Business Segments Growth Strategy Financial Review
Adding Value in the Feed Segment

Company Profile ▲ Business Segments ▲ Growth Strategy ▲ Financial Review

Biodiesel

Energy for today’s world.
For the past two decades, Darling has led the way in biofuel innovation and development. Diamond Green Diesel
1
, a partnership with Valero
Energy Corp., is the Company’s most innovative and largest-scale effort to meet the growing demand for renewable energy. Located in Norco, LA, the facility recycles animal fats and used cooking oils into 137 million gallons per year (or 9,300 barrels per day) of renewable diesel.
Our Bio-G 3000, Rothsay Biodiesel and Ecoson brands also produce biofuels, green electricity and gas, biophosphate and other green energy from organic residuals, manure, animal by-products, fats and cooking oils.
Europe
Ecoson
Current Markets for
Fuel Ingredients
North America
Diamond Green Diesel
Bio G-3000
Rothsay Biodiesel

Creating sustainable food, feed and fuel ingredients for a growing population
1
DGD is not included in the Fuel
segment for SEC reporting
Our Fuel Ingredients

Farmers/
Meat Processors

ecoson

Rendac

Bio G 3000

DIAMOND GREEN DIESEL

ROTHSAY BIODIESEL

VERSAGEN

Restaurants/
Grocers

DIAMOND GREEN DIESEL

ROTHSAY BIODIESEL

Bio G 3000

DARLING INTERNATIONAL

Creating sustainable food, feed and fuel ingredients for a growing population
• Fallen stock
• By-product residuals
•
Organic Sludges    •
C1 Fat
•
Drain fat  •
Manure
• Catering remains
• Used cooking oil
• Greases and fats
• Animal fats
•
Refined fats  •
Green gas
• Green electricity
• Biophosphate
• Animal fats
• Fats & meals for industrial
energy production
• Biodiesel
• Renewable diesel
Products Activities Raw Material Source
• Biodiesel
• Renewable diesel
• Animal fats
• Specialty methyl-esters
• Solvents, glycerides
Creating sustainable food, feed and fuel ingredients for a growing population

Company Profile Business Segments Growth Strategy Financial Review
Adding Value in the Fuel Segment

BIO G 3000™
Premium Biodiesel Fuel

ROTHSAY
BIODIESEL

DIAMOND
GREEN DIESEL™

DARLING
INTERNATIONAL

Creating sustainable food, feed and fuel ingredients for a growing population
Leader in Biofuel Innovation
Pioneering in 1998
Began the first continuous-
running bio-diesel plant in
the U.S. utilizing used
cooking oils and animal fats,
located in Butler, KY
Innovating in 2013
–
Startup of
the nation’s largest animal fat-to-
renewable diesel facility;
Diamond Green Diesel is designed
to produce 9,300 barrels of
renewable diesel per day
First in Canada- 2001
The first commercial facility in Canada,
located near Montreal, Quebec,
producing premium biodiesel from
used cooking oils and animal fats
Note: Our Ecoson
and Rendac
brands also provide biofuel and
green energy to segments of the European market

Company Profile Business Segments Growth Strategy Financial Review

Valero Refinery
Diamond Green Diesel

DARLING INTERNATIONAL

$445 million joint venture between Valero Energy
Corporation and Darling International to fulfill
nearly 15% of the national biomass-based diesel
mandate (under RFS2)
Most economical feedstock available –
1.135 billion lbs annually
A low cost producer of biomass-based diesel
to the U.S. market
Annual production of 137 million gallons
(or 9,300 barrels/day)
Advantage of multiple synergies due to location next to Valero’s St. Charles refinery –
Valero markets the renewable
diesel,
distributing via pipeline using its distribution network
Renewable butane, renewable propane and NAPTHA are valuable co-products of DGD process

Company Profile Business Segments Growth Strategy Financial Review
What is Diamond Green Diesel?
Located in Norco, LA, U.S.A.
next to Valero’s St. Charles Refinery
Creating sustainable food, feed and fuel ingredients for a growing population

23 How We Will Grow and Sustain Our Business Growth Strategy Company Profile Business Segments Growth Strategy Financial Review

Company Profile ▲ Business Segments ▲ **Growth Strategy** ▲ Financial Review

World population hits 1 billion
2 billion
3 billion
4
5
6
7
8
9 billion
1830
1870
1900
1930
1945
1960
1976
1989
2000
2011
2026
2040

Trillions of $'s of Wealth
2018
2013
40% increase
0
100
200
300
400

World Demand for Food/Biofuel from Fats & Oils
Food usage
Biofuel usage
150.0
100.0
50.0
0.0
74.2
91.4
107.1
16.2
118.7
22.9
1999/2000
2004/2005
2009/2010
2012/2013
MM's Annual Tonnes

GROWTH

Strong growth
in world
population...
...and more wealth
created in key
growth areas (Asia
and Latin America)...
...exponentially increases the
demand for food, feed and fuel...
thus increasing the need for our
innovative ingredients and
customized services which provide
a sustainable means of meeting the
world’s consumption needs
Our growth is a response to our growing world

Darling targets employing capital at a 15% or higher rate
while maintaining a conservative balance sheet
Strengthen Current Position
Capture Growth Opportunities
• Operational excellence:
- Optimizing integration of global supply chains
- Consolidation and realignment across brands of
current raw materials, products and services
- Use advanced and sustainable technology
• Product innovation: Continue to research and
evaluate new ideas and uses for our raw materials
and develop new products & applications (R&D)
• Customer intimacy: Build strong customer loyalty
with increased products and services
• Greenfield: Expand our operation facilities in new
growing markets through our global platforms
• Acquisitions: Strategically grow our business
through acquisitions in growing and fragmented
areas
•
Expansions:
Expansions of our existing operating
facilities

Company Profile Business Segments Growth Strategy Financial Review
Darling’s growth strategy is centered on…
…while holding to our core values:
Entrepreneurship, Transparency and Integrity

Identify the world population's challenging food, feed and fuel needs
Maximize the valuation of our raw materials by focusing on their highest and best possible use
Develop new products and applications and grow geographically to answer these needs

DARLING INTERNATIONAL

Success
is consistently
providing
maximum value
to the supply
chain
Creating sustainable food, feed and fuel ingredients for a growing population

Company Profile Business Segments Growth Strategy Financial Review
How we accomplish our growth goals…

Company Profile ▲ Business Segments ▲ **Growth Strategy** ▲ Financial Review

DARLING INTERNATIONAL

sonac

• Expansion of blood plants in US/Canada
• Grow hemoglobin/plasma business
Diamond Green Diesel –
Norco, LA
• Renewable diesel expansion

• Grow the used cooking oil/
restaurant services and
Terra Renewal Services
• Optimize finished product
margins
• Potential investment in new
bone facilities
• Continued USA expansion
of gelatin business
North America
Capture Growth Opportunities
Rothsay –
Canada
Sonac –
Upper Midwest
Rousselot

Current Terra Renewal operations
Capture Growth Opportunities
North America
Company Profile Business Segments Growth Strategy Financial Review
Combine Synergies:
•
Solid and semi-solid residuals from
Terra’s processing will be further refined
through our Hexane extraction process
Hexane Extraction
Currently operating one
plant in Hampton, FL
What is it?
• Protein and fat recovery
process from industrial
residuals
• Discovering additional
value and products
• Restoring water stream to
water treatment plants
Growth Opportunities
• Explore new extraction
plant
construction
Terra Renewal
Permitted and active for land
application in blue states
What is it?
• Repurposing nutrient-rich
industrial residuals into
eco-friendly fertilizer
• Professional service and
equipment
•
250,000 acres permitted
•
Environmentally sound
Growth Opportunities
• Grow wastewater
solids recovery
• Expand across
USA & Canada
• Bundle services
with key customers

Company Profile ▲ Business Segments ▲ Growth Strategy ▲ Financial Review

Brazil
Argentina

Rousselot - Brazil • Continue to expand gelatin • Grow the Peptan® brand 29 Sonac • Explore animal by-product processing opportunities Capture Growth Opportunities South America

30 Capture Growth Opportunities Europe Sonac • Capture animal by-product processing opportunities in South and East Europe Ecoson - Son, Netherlands • Expand biophosphate production

Company Profile ▲ Business Segments ▲ **Growth Strategy** ▲ Financial Review

Sonac - China • Blood expansion • Explore animal by-product processing opportunities Rousselot - China • Gelatin expansion 31 Growth Opportunities China

32 Financials Company Profile Business Segments Growth Strategy Financial Review

Company Profile ▲ Business Segments ▲ Growth Strategy ▲ Financial Review

Note: The LTM Sep-13
period
includes TRS results from August 26, 2013 through September 28, 2013; for a reconciliation to LTM figures, please see page 39
Net Sales ($ millions)
Adjusted EBITDA ($ millions)
Capital Expenditures ($ millions) Adjusted EBITDA – Capital Expenditures ($ millions)

$1,797
$1,701
$1,720
2011 2012 LTM Sep-13
$393
$317
$290
2011 2012 LTM Sep-13
$60
$115 $117
2011 2012 LTM Sep-13
$333
$202
$173
2011 2012
LTM Sep-13
Creating sustainable food, feed and fuel ingredients for a growing population
Historical Darling Operating Performance

Rothsay ($ in millions)
VION ($ in millions)

Net
Revenue
Operating
Income
plus D&A
$227
$236
2012 LTM Sep-13
$2,088
$2,185
2012 LTM Sep-13
$87
$85
2012 LTM Sep-13
$251
$265
2012 LTM Sep-13
Creating sustainable food, feed and fuel ingredients for a growing population
Historical Rothsay and VION Operating Performance
Company Profile Business Segments Growth Strategy Financial Review

Net Sales ($ in millions)
Pro Forma Adjusted EBITDA ($ in millions)
$653
$647
$4,141
2012                                         LTM Sep. 13

Darling                  VION                    Rothsay
1701
1720
2088
2185

0

1000
1500
2000
2500
3000
3500
4000
4500
2012 LTM Sept. 13
Company Profile Business Segments Growth Strategy Financial Review
$4,017
Note: The 2012 and LTM Sep-13 periods do not include financial impact of Diamond Green Diesel or TRS (other than in the LTM Sep-13 period which includes TRS results from August 26, 2013 through September 28, 2013; for a reconciliation to LTM figures, please see page 39). Numbers may not add to total due to rounding.
Pro Forma Operating Performance
Creating sustainable food, feed and fuel ingredients for a growing population

36 Appendix Company Profile Business Segments Growth Strategy Financial Review

(mm in USD) Annual Nine Months Ended September LTM
2011 2012 2012 2013 Sep-2013
Net Sales $ 1,797 $ 1,701 $ 1,277 $ 1,295 $ 1,720
Adjusted EBITDA $ 393 $ 317 $ 245 $ 218 $ 290
Capital Expenditures $ 60 $ 115 $ 84 $ 86 $ 117
(mm in USD) Annual Nine Months Ended September LTM
2012 2012 2013 Sep-2013
Operating Income $ 167 $ 126 $ 142 $ 183
Plus: Depreciation and Amortization $ 84 $ 58 $ 55 $ 82
Operating Income plus Depreciation and Amortization $ 251 $ 183 $ 197 $ 265
(mm in USD) Annual Nine Months Ended September LTM
2011 2012 2012 2013 Sep-2013
Net Revenues $ 223 $ 227 $ 172 $ 181 $ 236
Net Revenues less Direct Costs and Operating Expenses $ 87 $ 73 $ 58 $ 57 $ 72
Plus: Depreciation $ 12 $ 14 $ 10 $ 10 $ 13
Operating Income plus Depreciation $ 99 $ 87 $ 68 $ 66 $ 85
Reconciliation of Non-GAAP Items
Rothsay
Darling
VION
Creating sustainable food, feed and fuel ingredients for a growing population
37
Company Profile Business Segments Growth Strategy Financial Review

Darling
FYE
2005
Darling
FYE
2006
Darling
FYE
2007
Darling
FYE
2008
Darling
FYE
2009
Darling
FYE
2010
Darling
FYE
2011
Darling
FYE
2012
Pro Forma Combined
FYE 2012
Pro Forma Combined
LTM Sep-13
Net Income $8 $5 $46 $55 $42 $44 $169 $131 $183 $182
   Depreciation 15 21 23 24 25 32 79 85 243 245
   Goodwill impairment 0 0 0 16 0 0 0 0 0 0
   Acquisition costs 0 0 0 0 0 0 0 0 0 1
   Interest expense 6 7 5 3 3 9 37 24 125 125
   Income tax expense 3 2 29 35 25 26 103 76 99 99
   Other, net (0) 5 1 (0) 1 3 3 (2) (10) (8)
   Equity in net (income)/loss
    of unconsolidated subsidiary
   Non-controlling interest 0 0 0 0 0 0 0 0 9 10
Adjusted EBITDA - Pro Forma $32 $40 $104 $133 $96 $114 $393 $317 $653 $647
(8) 0 0 0 0 0 0 2 3 3
Adjusted EBITDA Reconciliation
Pro Forma Adjusted EBITDA
Reconciliation
1
($ millions)
Historical Adjusted EBITDA Reconciliation
($ millions)
Creating sustainable food, feed and fuel ingredients for a growing population
38
Company Profile Business Segments Growth Strategy Financial Review
Source: Management
1
Amounts for Rothsay and VION represent their historical results after giving effect to the pro forma adjustments to such amounts reflected in the unaudited pro forma condensed consolidated financial information of Darling International Inc.

Creating sustainable food, feed and fuel ingredients for a growing population 39